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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)        February 19, 2003

BIO-IMAGING TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-11182	11-287-2047
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
826 Newtown-Yardley Rd., Newtown, PA 18940 (Address of Principal Executive Offices) (Zip Code)

(267) 757-3000
(Registrant's telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)

    Item 5. Other Events and Required FD Disclosure.

        In connection with the application of Bio-Imaging Technologies, Inc., a Delaware corporation (the "Company"), to have its common stock, $0.00025 par value per share ("Common Stock"), listed for trading on The American Stock Exchange ("Amex"), Amex has requested that the Company file with the Securities and Exchange Commission the Company's audited financial statements for the year ended December 31, 2002. Attached as an exhibit to this Form 8-K are the Company's audited financial statements for the year ended December 31, 2002. In the event that the Common Stock is approved for listing on Amex, the Company will provide additional information at that time.

    Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)
  Financial Statements of Business Acquired.

    Not applicable.

  (b)
  Pro Forma Financial Information.

    Not applicable.

  (c)
  Exhibits.

    99.1  Financial Statements for Year Ended December 31, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-IMAGING TECHNOLOGIES, INC.
By:	/s/ MARK L. WEINSTEIN Name: Mark L. Weinstein Title: President and Chief Executive Officer

February 19, 2003

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  Item 5. Other Events and Required FD Disclosure.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE